                                                                    EXHIBIT 10.9

                              HALSEY DRUG CO., INC.

                                  AMENDMENT TO
                    DEBENTURE AND WARRANT PURCHASE AGREEMENT

                          DATED AS OF DECEMBER 20, 2002

         This Amendment to the Debenture and Warrant Purchase Agreement is made as of this 20th day of December, 2002, by and among Halsey Drug Co., Inc., a New York corporation (the "Company"), and each of the Purchasers set forth on the signature page hereto (the "Purchasers").

                                R E C I T A L S :

         WHEREAS, pursuant to that certain Debenture and Warrant Purchase Agreement dated as of May 26, 1999 (the "Purchase Agreement") executed by the Company in favor of the Purchasers, the Company issued its 5% Convertible Senior Secured Debentures due March 15, 2003 (the "Existing Debentures"); and

         WHEREAS, pursuant to a certain Debenture Purchase Agreement dated on or about December 20, 2002 (the "2002 Purchase Agreement"), proposed to be executed by the Company in favor of Care Capital LLC, Essex Woodlands Health Ventures and the other purchasers listed on the signature page thereto, the Company proposes to issue its 5% Convertible Senior Secured Debentures due March 31, 2006 (the "New Debentures"); and

         WHEREAS, as a condition to the investment in the New Debentures to be made by the Purchasers listed in the 2002 Purchase Agreement (the "New Holders"), the New Holders have required that the Purchase Agreement be amended to (i) extend the maturity date of the Existing Debentures from March 15, 2003 to March 31, 2006, and (ii) provide that the holders of the Existing Debentures have veto rights for certain material Company transactions; and

         WHEREAS, as an inducement for the New Holders to make the investment pursuant to the 2002 Purchase Agreement, the Company and the Purchasers desire to amend the Purchase Agreement as hereinafter provided;

         NOW, THEREFORE, in consideration of the foregoing recitals and the covenants herein contained, the parties hereto agree as follows:

         1. Capitalized terms used herein and not otherwise defined shall have the meanings provided in the Purchase Agreement.

         2. Section 1.1 of the Purchase Agreement is hereby amended to delete Subsection (a) of such Section and replace same with the following:

                  "(a) its 5% Convertible Senior Secured Debentures due March 31, 2006 in the aggregate principal amount of $22,862,603.04 (the "Debentures"),"

         3. The Purchase Agreement is hereby amended to provide that the maturity date of the Debentures shall be March 31, 2006 and that any reference to a maturity date of March 15, 2003 shall be deemed changed to March 31, 2006.

         4. The definition of Debentures as contained in Section 1.1 of the Purchase Agreement is hereby revised to include all 5% Convertible Senior Secured Debentures having an original maturity date of March 15, 2003 issued pursuant to the Purchase Agreement, including, without limitation, all 5% Convertible Senior Secured Debentures issued by the Company to the Purchasers in satisfaction of interest payments due and payable thereunder. Exhibit A-1 to this Amendment to the Debenture and Warrant Purchase Agreement sets forth all Debentures and Warrants issued to the Purchasers pursuant to the Purchase Agreement through the date hereof.

         5. Each Purchaser agrees to surrender to the Company each Debenture instrument issued to such Purchaser as described in Exhibit A-1 to this Amendment to Debenture and Warrant Purchase Agreement against the issuance by the Company of an Amended and Restated 5% Convertible Senior Secured Debenture of like principal amount due March 31, 2006 in substantially the form attached as Exhibit B to this Amendment to the Debenture and Warrant Purchase Agreement.

         6. A new Section 9.16 is hereby added to the Purchase Agreement as follows:

                  "9.16 Debentureholders Agreement. Each of the Company and the holders of the Debentures has concurrently executed the form of Debentureholders Agreement attached as Exhibit O hereto."

         7. Section 12.1(c) of the Purchase Agreement is hereby deleted in its entirety and the following inserted in lieu thereof:

                  "If the Company shall default in the performance of any other material agreement or covenant contained in this Agreement or in any other agreement executed in connection with this Agreement, including that certain Registration Rights Agreement dated December 20, 2002 among the Company, the Purchasers and the other parties thereto, and such default shall not have been remedied to the satisfaction of the Holder or Holders of at least a majority in aggregate principal amount of the Debentures then outstanding, within thirty-five
                  (35) days after a Default Notice shall have been given to the Company (the Company to give forwith to all other Holders of Debentures at the time outstanding written notice of the receipt of such Default Notice, specifying the default referred to therein);"

         8. Subparagraph (a) of Article XIII is hereby amended to add the following at the end of such Subparagraph:

                  "Notwithstanding the foregoing or anything to the contrary contained in this Article XIII, no amendment to Section 9.16 shall be valid unless the same shall be in writing and signed by the Company and the holders of at least 66 2/3% in the aggregate principal amount of the Debentures (including for purposes of such calculation the principal amount of those Debentures that at such time have been converted into shares).

         9. Except as amended above, the terms of the Purchase Agreement shall remain in full force and effect.

         10. This Amendment to Debenture and Warrant Purchase Agreement and the rights of the parties hereunder shall be governed in all respects by laws in the State of New York wherein the terms of this Amendment were negotiated.

         11. This Amendment to Debenture and Warrant Purchase Agreement may be executed in any number of counterparts, each of which shall be original, but all of which together shall constitute one instrument.

                           [SIGNATURE PAGES TO FOLLOW]

         IN WITNESS WHEREOF, the Company and the Purchasers have caused this Amendment to be duly executed all on the day and year first above written.

HALSEY DRUG CO., INC.

By:___________________________________
   Name:  Michael Reicher
   Title: Chief Executive Officer

PURCHASERS

ORACLE STRATEGIC PARTNERS, L.P.         GALEN PARTNERS III, L.P.
By: Oracle Strategic Capital L.L.C.,    By: Claudius, L.L.C., General Partner
General Partner                         610 Fifth Avenue, 5th Fl.
200 Greenwich Avenue                    New York, New York 10019
3rd Floor
Greenwich, CT 06830

___________________________________     ________________________________________
By:  Joel Liffmann                      By:  Srini Conjeevaram
Its: Authorized Agent                   Its: General Partner

GALEN EMPLOYEE FUND III, L.P.           GALEN PARTNERS INTERNATIONAL, III, L.P.
By: Wesson Enterprises, Inc.            By: Claudius, L.L.C., General Partner
610 Fifth Avenue, 5th Floor             610 Fifth Avenue, 5th Floor
New York, New York 10020                New York, New York 10020

___________________________________     ________________________________________
By:  Bruce F. Wesson                    By:  Srini Conjeevaram
Its: General Partner                    Its: General Partner

ALAN SMITH                              PATRICK COYNE
21 Bedlow Avenue                        800 Merion Square Road
Newport, Rhode Island 02840             Gladwyne, PA 19035

___________________________________     ________________________________________

MICHAEL WEISBROT                        SUSAN WEISBROT
1136 Rock Creek Road                    1136 Rock Creek Road
Gladwyne, Pennsylvania 19035            Gladwyne, Pennsylvania 19035

___________________________________     ________________________________________

GREG WOOD                               DENNIS ADAMS
c/o D.R. International                  120 Kynlyn Road
7474 No. Figueroa Street                Radnor, Pennsylvania 19312
Los Angeles, California 90041

___________________________________     ________________________________________

BERNARD SELZ
c/o Furman Selz
230 Park Avenue
New York, New York 10069

___________________________________

                                   EXHIBIT A-1

                            LIST OF DEBENTUREHOLDERS

                                    EXHIBIT B

                          FORM OF AMENDED AND RESTATED
                     5% CONVERTIBLE SENIOR SECURED DEBENTURE

                                    EXHIBIT O

                            DEBENTUREHOLDER AGREEMENT

                                       7